SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                             SECURITIES ACT OF 1934


      Date of Report (Date of earliest event reported) September 4, 2001
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                          AMCON DISTRIBUTING COMPANY
                          --------------------------
           (Exact name of registrant as specified in its charter)


DELAWARE                           0-24708                    47-0702918
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(State or other                   (Commission               (IRS Employer
jurisdiction of                   File Number)           Identification No.)
incorporation)


                        10228 "L" Street, Omaha, NE 68127
                        ---------------------------------
                (Address of principal executive offices) (Zip Code)


                                (402) 331-3727
                                --------------
             (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)





ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On September 4, 2001, the Company's Board of Directors, upon recommendation from the Company's Audit Committee, approved a change in the Company's independent accountants to Deloitte & Touche LLP ("Deloitte & Touche"), for the fiscal year ending September 30, 2001, and the dismissal of PricewaterhouseCoopers LLP. The report of PricwaterhouseCoopers LLP for the fiscal years ended September 30, 2000 and 1999, contained no adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles. During the fiscal years ended September 30, 2000 and 1999, and the interim period from October 1, 2000 through September 4, 2001, there were no disagreements between the Company and PricewaterhouseCoopers LLP on any accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the financial statements for such years. No event as described in paragraph
(a)(1)(v) of Item 304 of Regulation S-K has occurred within the Company's fiscal years ended September 30, 2000 and 1999, or the period from October 1, 2000 through September 4, 2001.

The Company did not consult with Deloitte & Touche during the fiscal years ended September 30, 2000 and 1999, or during the interim period from October 1, 2000 through September 4, 2001, on any matter which was the subject of any disagreement or any reportable event as defined in Regulation S-K Item 304(a)(1)(iv) and Regulations S-K Item 304 (a)(1)(v), respectively, or on the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, relating to which either a written report was provided to the Company or oral advise was provided that Deloitte & Touche concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue.

The Company has provided PricewaterhouseCoopers LLP with a copy of the disclosures contained herein and has filed as an exhibit hereto the response of PricewaterhouseCoopers LLP to the disclosures set forth in the section.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 16:  Letter from Registrant's prior independent accountants.





                              SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AMCON DISTRIBUTING COMPANY
                                     (Registrant)



Date:    September 11, 2001     By :     Michael D. James
                                         -------------------------
                                Name:    Michael D. James
                                Title:   Treasurer & Chief Financial
                                           Officer